Loomis Sayles Credit Income Fund

(the "Fund")

Supplement dated January 11, 2021 to the Fund's Statutory Prospectus dated September 29,

2020, as may be revised or supplemented from time to time.

Effective immediately, the information in the first bullet under the sub-section "Reducing Front- End Sales Charges" in the section "How Sales Charges are Calculated" within the Fund's Prospectus is hereby amended and restated as follows:

∙Letter of Intent — By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $100,000 or more within 13 months.

Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

(the "Funds")

Supplement dated January 11, 2021 to the Funds' Statutory Prospectus dated May 1, 2020, as may be revised or supplemented from time to time.

Effective immediately, the information in the first bullet under the sub-section "Reducing Front- End Sales Charges" in the section "How Sales Charges are Calculated" within the Funds' Prospectus is hereby amended and restated as follows:

∙Letter of Intent — By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more (or $100,000 or more for Loomis Sayles High Income Fund, Loomis Sayles Investment Grade Bond Fund and Mirova Global Green Bond Fund) within 13 months.